Exhibit 10.22

**CONFIDENTIAL PORTIONS HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION (THE “COMMISSION”).**

TASK ORDER

MEDPACE Task Order Number: 1

MEDPACE Project Number: ORINS07

This Task Order, dated 27 September 2012,  is between Medpace, Inc. (“MEDPACE”), and Oramed Ltd., (“SPONSOR”).

RECITALS:

WHEREAS, MEDPACE and SPONSOR have entered into that certain Master Services Agreement dated  27 September 2012  (the “Master Services Agreement”); and

WHEREAS, pursuant to the Master Services Agreement, MEDPACE has agreed to perform certain Services in accordance with Task Orders from time to time entered into by the Parties and SPONSOR and MEDPACE now desire to enter into such a Task Order; and

WHEREAS, MEDPACE and SPONSOR desire that MEDPACE provide certain services with respect to  a protocol entitled, Randomized, Double-Blind, Placebo-Controlled Study to Assess the Safety and Pharmacodynamics of Multiple Oral Bedtime Doses of ORMD-0801 (Insulin Capsules) in Adult Patients with Type 2 Diabetes Mellitus who are Inadequately Controlled with Diet and Metformin (the  “Study”) for the study of the product ORMD-0801 (“Study Product”) as set out in the Protocol Number: ORA-D-007, which is incorporated herein by reference;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.
Scope of Work:  MEDPACE shall perform the services described in the Scope of Work, attached hereto as Appendix 1, in accordance with the Project Schedule, attached hereto as Appendix 2, and protocol version dated 14 August 2012.

2.
Compensation:  For performance of these Services, SPONSOR shall pay to MEDPACE an amount equal to the Project Budget set forth in Appendix 3, which amount shall be payable pursuant to the Payment Schedule set forth in Appendix 4.  The Project Budget is provided for cost analysis purposes.  It is agreed that all fees are fixed prices unless the underlying assumptions as written in Appendix # 1 SCOPE OF WORK, and Appendix #2, PROJECT SCHEDULE are changed, and all such changes shall be documented in a Contract Amendment.  After staff is assigned, costs are incurred based upon allocation of staff capacity.

3.
Third Parties/Vendors: MEDPACE is responsible for coordinating with the vendors which will be selected and approved by SPONSOR.  SPONSOR will review and comment on all Third Parties/Vendors contracts prior to MEDPACE’s execution of such contracts.

4.	Transfer of Obligations: Sponsor Obligations transferred to MEDPACE by SPONSOR (consistent with the regulations set forth in 21 C.F.R. Section 312, Subpart D) are identified in Appendix 5.

5.	MSA. The provisions of the Master Services Agreement are hereby expressly incorporated by reference into and made a part of this Task Order.

IN WITNESS WHEREOF, the Parties have hereunto signed this Task Order effective as of the day and year first written above.

MEDPACE, INC.

Signature:	/s/ John Wynne
By:	John Wynne
Title:	Executive Director Business Development Support

Oramed Ltd.

Signature:	/s/ Nadav Kidron
By:	Nadav Kidron
Title:	CEO

List of Appendices:

Appendix 1:  Scope of Work
Appendix 2:  Project Schedule
Appendix 3:  Project Budget
Appendix 4:  Payment Schedule
Appendix 5:  Transfer of Obligations

APPENDIX 1: SCOPE OF WORK

Project Specifications

Item	Description
Number of investigators per country	10 sites + 5 Back-up sites (United States)
Number of screened patients	294 patients
Number of randomized patients	147 patients
Duration of enrollment period (first patient in–last patient in)	4 months
Duration of screening/treatment/follow-up period	~7.5 weeks
Duration of Investigator Meeting	1 meeting (12-hour duration); location TBD
Location and duration of Kickoff Meeting	1 meeting at Medpace (8-hour duration)
Teleconferences	26 calls ( approx. 2 per month; one hour each)
Number of qualification visits	1 visit
Number of initiation visits	10 visits
Number of routine monitoring visits (RMV)	40 visits
Monitoring frequency	On average, every 5-6 weeks as needed
Number of close-out visits	Assumed part of final RMV
Number of serious adverse events (SAEs)	8 SAEs
Total CRFs	5880 CRFs
CRFs per patient	40 CRFs
Unique CRFs	18 CRFs
Average data points per CRF	12 data points
Number of raw listings	23 raw listings
Number of unique TFLs	25 unique TFLs
Number of version TFLs	25 version TFLs
Study conducted in compliance with SOPs and Policies	Medpace SOPs and Policies

Roles and Responsibilities

1.1	PROJECT START-UP

Oramed	Medpace	N/A	Item	Description
X			Write protocol
	X		Review protocol	Includes comment from Medpace team
X			Submit protocol amendments
	X		Develop ICF template	Using Medpace template
X			Review ICF template
	X		ICF amendments	1 amendment
	X		ICF local customization	Negotiate changes with each site
	X		CRF design	Design of CRFs and completion guidelines
X	X		Site identification	Medpace to identify qualified Investigators; Oramed to select/approve sites; assumes 15 sites selected (10 main sites + 5 back-up sites)
	X		Investigator Meeting Planning	Arrange meeting
	X		Preparation of Investigator Meeting(s)	Preparation and distribution of binders and meeting materials; includes presentation by Medpace associates
	X		Investigator Meeting Attendees	CTM, Medical Expert, Project Coordinator, Data Manager, Statistical Analyst, Safety Manager, IVRS Manager and 3 CRAs; Assumes 1 day meeting
X	X		Investigator Meeting Planner Contract Negotiation and Payment Management	Medpace will negotiate the contract on behalf of Sponsor; Sponsor will sign the contract and make payments to the meeting planner
	X		Kickoff Meeting Attendees
CTM, Medical Expert, Project Coordinator, Project Assistant, Regulatory Submissions Manager, Data Manager, Statistical Analyst, Safety Manager, Safety Specialist and Lead CRA; Assumes 8 hrs. meeting at Medpace office

	X		Submit essential documents to US central IRB	13 sites using central IRB (9 main + 4 back-up sites)
	X		Support sites to submit essential documents to US local IRB	2 site using local IRB (1 main + 1 back-up sites)
	X		Trial Master File set-up and maintenance	Set up and maintain file for all study sites according to Medpace SOPs

1.2	CLINICAL OPERATIONS

Oramed	Medpace	N/A	Item	Description
	X		Clinical trial management	Provide overall study management for 10 sites
	X		Project website	Medpace to develop secure, project-specific website containing relevant information and tools
	X		Newsletters	6 monthly electronic newsletters
	X		Ongoing essential document collection	Ongoing collection and maintenance of site-specific documents
	X		Tracking of study medication shipments	Assumes 2 shipments per site for 10 sites
	X		Supply, packaging, and labeling of study medication	Assumes Medpace will contract and manage packaging, labeling and drug depot vendor
	X		Storage and distribution of Study medication	Assumes Medpace will contract and manage vendor to perform packaging, labeling and drug depot services
X	X		Destruction of study medication	Assumes Medpace will contract and manage drug depot vendor who will destroy drug upon Sponsor approval
	X		Study medication accountability procedures	Follow Medpace SOPs and approved by Sponsor
	X		Site contract negotiation	Negotiate site contract and budget for 15 sites
	X		Investigator payments management	Make 2 quarterly payments per site for 10 sites
X	X		External vendors contract negotiation and management	Assumes Medpace will contract and manage drug depot vendor; Medpace will coordinate the purchase and distribution of CGM devices and study supplies upon sponsor approval
	X		Central lab selection	Please reference MRL budget
	X		Central lab contract negotiation and management	MRL
	X		Central IRB payment management	Assumes 1 central IRB and 2 quarterly payments

1.3	CLINICAL MONITORING

Oramed	Medpace	N/A	Item	Description
	X		Clinical Research Associates (CRAs)	3 CRAs
	X		Qualification visits	1 visit, 4 hrs. on-site; Cost of $2,347 shall be charged for each additional visit
	X		Monitoring plan	Ongoing updates Includes monthly meetings
	X		Site initiation visits	10 visits, 4 hrs. on-site; Cost of $2,347 shall be charged for each additional visit
	X		Routine monitoring visits (RMVs)	40 visits
	X		Frequency of RMVs	On average, every 5-6 weeks, as needed
	X		Estimated on-site time	16 hours
	X		Close-out visits	Assumed combined with final RMV
	X		In-house monitoring coordination	Medpace CRA contact sites to discuss project-specific issues; records maintained in ClinTrak

1.4	CLINICAL SAFETY

Oramed	Medpace	N/A	Item	Description
	X		Medical monitoring	Medical Expert on-call 24/7 during recruitment and treatment periods for 10 sites
	X		Develop Safety Monitoring Plan	Includes one final version and one revision. Assumes utilization of Medpace SOPs
	X		SAE reporting	All SAEs will be reported by sites to Medpace. Includes one initial and two follow-up reports per case; Assumes 8 SAEs; Cost of $1,339 shall be charged for each additional unit
	X		Development of safety database	ARGUS will be used; Medpace to hold database
	X		Enter SAEs into safety database	8 SAEs
	X		Medical monitor review of SAE reports	Includes assessment of expectedness and company causality
	X		Receive, query, and follow-up on reported SAEs
	X		Generate SAE narratives	Narratives written Clinical Study Report ready. Assumes final approval by Medpace Medical Monitor prior to distribution to sponsor.
	X		Generate expedited SAE reports safety report	Assumes 1 expedited report, if additional events occur, a unit cost of $1,636 per report shall be charged.
X	X		Distribute expedited SAE reports to FDA	Oramed to review and approve prior to submission
	X		Distribute expedited SAE reports to central IRB	Compile and submit documents
	X		Preparation of safety notification letters	Sponsor to review and approve prior to submission
	X		Distribute safety notification letter for this protocol to sites	10 sites
		X	Prepare periodic reports for regulatory authorities
X	X		Prepare Annual Safety Report	Medpace to prepare safety line listings to be included in IND Annual Report; Oramed will be responsible for IND Annual Report filing
		X	Distribute periodic reports to regulatory authorities/ECs
		X	Distribute Annual Safety Report to regulatory authorities/ECs	Assumes Oramed will be responsible for IND Annual Report
	X		Ongoing reconciliation between clinical and safety database	A final reconciliation is completed prior to database lock
	X		Ongoing clinical trial AE data review including signal detection and trend analysis	Required per FDA guidance
	X		Write narratives for withdrawals due to AE and/or abnormal lab values for inclusion in clinical study report	Assumes 1 withdrawal due to AE. If additional events occur, a unit cost of $915 shall be charged.

1.5	IVR/IWR SYSTEM

Oramed	Medpace	N/A	Item	Description
	X		Randomization/Drug Supply Management
Provide study-specific system for randomization, patient visit tracking, and customized reports, drug management (via web or phone 24/7), including maintenance and Help Desk. Assumes English language only.

1.6	DATA MANAGEMENT

Oramed	Medpace	N/A	Item	Description
	X		Develop data management (DM) documents	DM documents include: - Database specifications; - Guidelines for the tracking of CRFs and data queries; - Guidelines for entry of the CRF data; and - Database edit check specifications
	X		Database development	EDC system, ClinTrak EDC
	X		Database validation	Medpace SOPs
	X		EDC Help Desk	Medpace provide support via phone/email
	X		DM coordination and status reporting
Medpace coordination includes:
- CRF tracking
- Data cleaning/editing
- Query tracking
Medpace monthly DM status reports provided via secure website include:
- CRF status by site
- Patient status by site
- Query status by site

	X		Query tracking/resolution
	X		Coding of AE/concomitant medications/medical histories	Assumed that Sponsor holds a valid agreement with the Maintenance and Support Services Organization (MSSO) for the MedDRA dictionary and Uppsala Monitoring Centre (UMC) for the WHODrug dictionary
	X		Number of AE codes	5 AE codes per patient
	X		Number of concomitant medications	5 concomitant medications per patient
		X	Number of medical histories/conditions
	X		Number of external data sources	Assumes MRL
	X		Data transfers from external data sources	2 quarterly transfers from MRL
	X		Data transfers to Sponsor	2 transfers (1 test, 1 final)
	X		Deliver data	CDISC SDTM
	X		Database document	Medpace submission-ready

1.7	STATISTICAL ANALYSIS

Oramed	Medpace	N/A	Item	Description
	X		Develop Statistical Analysis Plan (SAP)	Medpace format and template; Medpace to prepare the SAP to be included in the IND filing. The SAP will be revised (if needed) and finalized prior to the Database Lock.
	X		Programming, validation, and generation of Tables, Figures, Listings (TFLs)	23 raw listings 25 unique TFLs 25 version TFLs 2 derived datasets
	X		Results review meeting	One meeting via teleconference after delivery of analysis results

1.8	MEDICAL WRITING

Oramed	Medpace	N/A	Item	Description
	X		Study report shell (SRS)	SRS incorporates protocol-related and statistical methodology information and in-text table shells in the results sections
X			SRS review
	X		Pre-final study report (PFSR)	PFSR is a complete version of the report, including results, but without the appendices
X			PFSR review
	X		Final study report (FSR)	FSR is a complete version of the report including appendices.
	X		Publishing FSR	FSR file is converted to an Adobe PDF file and published by setting applicable document attributes.
	X		Bookmarking/ hyperlinking FSR	Apply internal and external navigation via bookmarking/hyper linking from the FSR to any corresponding appendices

APPENDIX 2: PROJECT SCHEDULE

Task	Date
Medpace Begins Work*	SEP-2012
Final Protocol	SEP-2012
Statistical Analysis Plan (Final Draft for IND Filing)**	15-NOV-2012
First Patient, First Visit	31-JAN-2013
Last Patient, First Visit	02-JUN-2013
Last Patient, Last Visit	25-JUL-2013
Final Database Lock	+ 6 weeks
Final Tables, Figures, and Listings available	+4 weeks
Delivery of Final Clinical Study Report	+ 8 weeks
Medpace Ends Work	NOV-2013

* Assumes Medpace receives final protocol and Investigator Brochure (IB) at start date.

** SAP date (Nov. 15, 2012) will depend on the Task Order signing and Final Protocol date.  Medpace requires 6 weeks from these dates (whichever is later) to provide the SAP.

APPENDIX 3: PROJECT BUDGET

Medpace Fees	Fee Details
	Unit Desc	# Unit	Unit Cost	Fee
Start-up Services Review Protocol	Protocol	1	**THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.**
CRF Review/Development	CRF Book	1
Investigator Meeting	Meeting	1
Kick-Off Meeting	Meeting	1
Project Specific Training	Study	1
Vendor Contract Negotiation	Vendor	1
Investigator Contract Negotiation	Site	1
Site Identification/Selection	Site	15
Investigator File Set-up	Study	1
Initial Essential Document Collection Total	Site	15

Meetings Conference Calls Total	Call	26

Interactive Voice Response IVRS Development System (IVRS)	System	1
IVRS Maintenance and Help Desk	Months	5.8
IVRS System Utilization and Hosting Total	Months	5.8

Project Management Project Management	Months	5.8
Vendor Management	Months	5.8
Newsletters	Edition	6
Ongoing Essential Document Collection and Review	Months	5.8
ICF Amendment	Amendments	1
Vendor Payment Administration	Payment	6
Investigator Grants Management Total	Site Payments	20

Clinical Safety Medical Monitoring	Months	5.8
Safety Plan Development	Plan	1
SAE Reporting	Events	8
Processing Expedited SAE Reports	Events	1
Other Narrative Preparation Total	Events	1

Clinical Monitoring Monitoring Plan Development and Ongoing Maintenance	Months	5.8
Pre-Study Visits	Visits	1
Study Initiation Visits	Visits	10
Site Management	Site Month	58.1
Routine Monitoring Visits Total	Visits	40

Medpace Fees	Fee Details
	Unit Desc	# Unit	Unit Cost	Fee
Data Management Data Management Manual	Study	1	**THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.**
Database Development	Database	1
Database Conversion (CDISC)	Database	1
EDC User Acceptance Testing	UAT	1
Data Entry and Cleaning	CRF Book	5880
EDC Help Desk	Site Months	58.1
DM Coordination and Status Reports	Months	5.8
EDC System Utilization and Hosting Total	Months	5.8

Biostatistics Analysis Plan	Ran	1
Analysis Programming and Generation	Analysis	1
Raw Data Listings	Raw Listings	23
Unique TLFs	Unique TFL	25
Version TLFs Total	Version TFL	25

Medical Writing Clinical Study Report Total	Study Report	1

Total Direct Fees				$1,267,246.18

	Fee Details
	Unit Desc	# Unit	Unit Cost	Fee
Pre-Funded Expenses Investigator Payments	Randomized Patients	147	**THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.**
Drug Packaging, labeling and Depot Fees	Study	1
Central Laboratory Fees (MRL)	Study	1
Study Specific Supplies (CGM & Supplies)	Study	1
CGM Data Management Software (SweetSpot)	System	1
Total Pre-Funded Expenses:				$1,686,001.56
Pass-Through Costs Monitoring Tray el	Visit	51	**THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.**
Central IRB Fees	Study	1
Telecommunication Fees	Calls	26
Misc. Printing/Copying/Shipping	Sites	10
Meeting Expense	Study	1
Total Pass Through Costs:				$80,201.00
Sponsor Directly Paid Vendor Investigator Meeting Planner Fee	Meetings	1	**THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.**
Total Sponsor Directly Paid Vendor Fee				$83,450.00

APPENDIX 4: PAYMENT SCHEDULE

Payment Schedule

Payment Schedule Project Ph II Study of ORMD-0801 in Patients w/ T2DM Total Direct Fees: $ 1,267,246 Sponsor: Oramed Pharmaceuticals, Ltd.
Payment Number	Milestones	Approximate Date	Amount to Pay	Percentage
1	Task Order Signed	Sep-12	$ 63,362	5.0%
2	Kick-Off Meeting	11/5/2012	$ 139,397	11.0%
3	Investigator Meeting	1/3/2013	$ 76,035	6.0%
4	First Patient Screened	1/31/2013	$ 190,087	15.0%
5	25% Patients Enrolled	3/16/2013	$ 190,087	15.0%
6	50% Patients Enrolled	4/18/2013	$ 190,087	15.0%
7	Last Patient Screened	6/2/2013	$ 164,742	13.0%
8	Last Patient Complete	7/25/2013	$ 126,725	10.0%
9	Submission of Clinical Study Report to Sponsor for Final Approval	11/30/2013	$ 126,725	10.0%
Total Payments:			$ 1,267,246	100%

**THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.** of the total Pre-funded Expenses and $8,020 (10%) of total Pass-through Costs will be invoiced and due upon completion of the Kick-Off Meeting. Medpace will invoice Sponsor as needed for actual Pre-funded Expenses incurred. Sponsor shall pay such invoice within twenty (20 days) of receipt. If sufficient funds are not received from Sponsor, payments to Pre-funded Vendors may be delayed.

Medpace shall apply the initial **THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.** Pre-funded amount paid upon completion of the Kick-Off Meeting, against the last invoice of actual-Pre-funded Expenses, and reconcile the balance. Pass-through Costs will be billed to Sponsor on a monthly basis or as incurred.

Payment Information and General Conditions

Pass-through Costs and Pre-funded Expenses

Any sums quoted with respect to pass-through costs and pre-funded expenses are provisional, pending discussion with third parties and are not necessarily exhaustive.  While Medpace will endeavor to negotiate favorable rates for pass-through costs and pre-funded expenses, final costs may be dependent upon factors that are outside the control of Medpace.   Payments made to third parties are not subject to mark-up charges.

Pass-through costs may include, but are not limited to, project-specific printing, shipping, copying and binding costs, telecommunication and data costs, travel costs, including subsistence and accommodation costs in compliance with the Medpace travel policy, literature search and article retrieval costs, translation costs, central IRB fees, EC/regulatory fees, and pharmacy fees.   Costs associated with, project-specific printing, copying and binding are as detailed in the table below.

Item	Cost*	Description
b/w print, 20-24 lb.	0.15	total sheets, includes all impressions, sizes, or cuts
color print, 20-24 lb.	0.20	total sheets, includes all impressions, sizes, or cuts
b/w print, 28-60 lb.	0.20	total sheets, includes all impressions, sizes, or cuts
color print, 28-60 lb.	0.25	total sheets, includes all impressions, sizes, or cuts
b/w waterproof	1.05	total sheets, includes all impressions, sizes, or cuts
color waterproof	1.10	total sheets, includes all impressions, sizes, or cuts
tabs 5-bank	3.00
laminating pouches	0.95+	Plus cost of color or b/w print
card/cover stock	0.30	color only
folder	0.50	2-pocket, usually includes label
binder 1"	8.00	includes front cover and spine
binder 1.5"	10.00	includes front cover and spine
binder 3"	15.00	includes front cover and spine
plastic coil binding 1/4"	0.75
plastic coil binding 3/8"	1.10
plastic coil binding 1/2"	1.50
plastic coil binding 1"	3.00
CDs	0.28	per CD
CD labels	0.18	per label

*Currency is Euros for Europe, Israel, and South Africa; US dollars for remaining regions. Costs are subject to change based on fluctuations in supplier prices.

Medpace will pass-through mobile communication and data charges up to $25 per travel day.  This will include a standard daily rate and other internet charges (e.g. hotel, airline)

Item	Cost	Description
Mobile communication and data standard daily rate	$10/8€*	cost per day while CRA is traveling
Other internet charges by use (receipt required)	Up to $15

*Currency is Euros for Europe, Israel, and South Africa; US dollars for remaining regions

Pre-funded Expenses

Pre-funded expenses may include, but are not limited to, Investigator Meeting planner fees, Investigator fees, drug packaging and labeling, EDC vendor fees, and laboratory fees.  Investigator fees are an estimate generated on Medpace’s initial feasibility and prior experience in this therapeutic area.  The investigator fee amount is subject to changes of +/- 20% of the total amount after completion of a full feasibility and final site selection.  The laboratory fee amount is subject to change after finalization of the laboratory services agreement.

Additional Costs

This is a fixed-price Task Order for direct fees, based upon the project specifications and assumptions detailed herein.  The project budget and the unit costs upon which it was generated is provided for cost analysis purposes.

All direct fees are fixed costs unless the underlying assumptions change, including but not limited to, protocol, trial duration, number of investigative sites, number of patients, and services provided by Medpace. All such changes shall be documented in a contract amendment.  After staff are assigned, costs are incurred based upon allocation of staff capacity.

Inflation

The fees stipulated in the fee estimate include inflation for the duration of the study as specified in this Task Order. Any significant shift in timelines will require a revision to the fees.

Currency

The currency of the Task Order is Unites States Dollars (USD).

Applicable Taxes

All direct fees, pass-through costs, and pre-funded expenses are quoted excluding any applicable taxes, which include but are not limited to Value Added Tax (VAT), Harmonized Sales Tax (HST), Goods and Services Tax (GST), which may be payable to Medpace by Sponsor.

Appendix 5: Transfer of Obligations

CONFIDENTIAL

Directions:  Complete a form for each clinical study where Sponsor obligations have been transferred in accordance with 21 CFR Part 312, Subpart D (Responsibilities of Sponsors).  Forward the completed form to Sponsor’s Regulatory Affairs Department for submission to the applicable regulatory agencies.

Drug:	ORMD-0801	Study ID:	ORINS07
Study Title:
Randomized, Double-Blind, Placebo-Controlled Study to Assess the Safety and Pharmacodynamics of Multiple Oral Bedtime Doses of ORMD-0801 (Insulin Capsules) in Adult Patients with Type 2 Diabetes Mellitus who are Inadequately Controlled with Diet and Metformin

CRO Name:	Medpace, Inc.
CRO Address:	5375 Medpace Way, Cincinnati, OH 45227
Obligations Transferred to Medpace: ☑ the Appropriate Box(es).
 ☐ All obligations in 21 CFR 312, Subpart D (Responsibilities of Sponsors) have been transferred to Medpace.
 ☒ The following obligations have been transferred to Medpace:

Sec. 312.32:  IND Safety Reports
☒ Promptly review safety information.
☐ Notify all participating investigators in a written IND safety report of any AE associated with the drug that is both serious and unexpected.
☐ Notify the FDA in a written IND safety report of any AE associated with the drug that is both serious and unexpected.
Sec. 312.53:  Selecting investigators and monitors
☒(a) Select qualified investigators
☐(b) Control investigational drug shipment
☒(c) Obtain information from investigators
☒    (1) Signed Form FDA-1572
☒    (2) CV or other qualification statement
☒    (3) Clinical protocol outline
☒ (4) Financial disclosure information
(d) Select qualified monitors
Sec. 312.54:  Emergency research
☐ (a) Monitor the progress of all studies involving an exception from informed consent.
☐ (b) Monitor such studies to identify when an IRB determines that it can’t approve the research.
Sec. 312.55:  Informing investigators
☒ (a) Provide sites with the current Inv. Brochure.
☒ (b) Inform investigators of new observations on the drug, particularly with respect to AEs and safe use.
Sec. 312.56:  Review of ongoing investigations
☐ (a) Monitor the progress of all IND studies.
☒ (b) Secure compliance from noncompliant investigators or discontinue drug shipments and end the investigator’s participation in the study.
☒ (c)Review and evaluate the safety and efficacy results as it is obtained from the  investigator.
☒ (d) Discontinue use of the investigational drug if it is determined to present an unreasonable and significant risk to subjects, notify all IRBs and investigators, and assure the return or alternate disposition of the drug from the investigators.

Sec. 312.57:  Record keeping and record retention
☒ (a) Maintain adequate records showing investigational drug receipt, shipment, or other disposition.
☐ (b) Maintain complete and accurate records showing any financial interests of the investigator subject to 21 CFR 54.
☐ (c) Retain the records and reports required by the regulations for 2 years after the marketing application is approved, or if not approved, until 2 years after investigational drug shipment is discontinued and FDA has been notified.
☐ (d) Retain reserve samples of any test article and reference standard identified and used in bioequivalence or bioavailability studies.
Sec. 312.58:  Inspection of sponsor’s records and reports
☒ (a) Permit FDA personnel to have access to and copy and verify any records and reports related to the clinical investigation.
☐ (b) Permit DEA personnel to have access to and copy records related to the shipment, delivery, receipt and disposition of any investigational controlled substance.  Assure adequate storage precautions are taken for investigational new drug substances listed in any schedule of the Controlled Substances Act.
Sec. 312.59:  Disposition of unused supply of investigational drug
☐ Assure the return (or alternate disposition) of all unused supplies of the investigational drug from each discontinued/terminated investigator; maintain written records of any disposition of the investigational drug.
(a)   Other
☐ Please describe any other applicable transfers below: